ASSIGNMENT

         THIS ASSIGNMENT, made as of July 1, 2000, by and between CNL FUND ADVISORS, INC., a Florida corporation ("Assignor") and CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignee").

                                  WITNESSETH:

         WHEREAS,  the CNL Investment Company entered into that certain Property
Management   Agreement   dated  April  9,  1986  with  CNL  Income  Fund,   Ltd.
("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after July 1, 2000, all duties, obligations and responsibilities of the property manager arising under the Agreement.

3.       Representations.

         (a)   Assignor hereby represents and warrants to Assignee:

               (i)   that the Agreement is in full force and effect;

               (ii) that Assignor has fully performed all of its duties under the Agreement through the date of this Assignment;

               (iii) that  Assignor  has no notice or  knowledge  of any  claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

               (iv) that this Assignment has been duly authorized by all requisite corporate action and has been properly executed by a duly authorized officer of Assignor.

          (b) CNL Income Fund, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                      ASSIGNOR:

                      CNL FUND ADVISORS, INC., a Florida corporation

                      By:  /s/ MICHAEL I. WOOD
                         ----------------------------------------------------
                           Michael I. Wood, Executive Vice President


                      ASSIGNEE:

                      CNL APF PARTNERS, LP, a Delaware limited partnership

                      BY: CNL APF GP Corp., a Delaware corporation, as its general partner

                               By:  /s/JAMES M. SENEFF, JR.
                                 -----------------------------------------
                                    James M. Seneff, Jr., President

                               CONSENT AND JOINDER


         CNL Income Fund, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.

                      CNL Income Fund, Ltd., a Florida limited partnership

                      BY: CNL REALTY CORPORATION, a Florida corporation, as General Partner

                              By:   /s/ROBERT A. BOURNE
                                    ------------------------------
                                    Robert A. Bourne, President


                      BY:   /s/ JAMES M. SENEFF, JR.
                            -------------------------------------
                            James M. Seneff, Jr., General Partner


                      BY:   /s/ ROBERT A. BOURNE
                            -------------------------------------
                            Robert A. Bourne, General Partner